SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Filed pursuant to Section 13 or 15(d) of

              THE SECURITIES EXCHANGE ACT OF 1934


                December 10, 1999 (December 7, 1999)
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        Date of Report (Date of earliest event reported)


                PHYSICIAN COMPUTER NETWORK, INC.
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      (Exact name of registrant as specified in charter)


                           New Jersey
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        (State or other jurisdiction of incorporation)


                            0-19666
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                   (Commission File Number)


                           22-2485688
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               (IRS Employer Identification No.)


                     1200 The American Road
                 Morris Plains, New Jersey 07950
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           (Address of principal executive offices)



                        (973) 490-3100
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     (Registrant's telephone number, including area code)











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ITEM 5.           Other Events.
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                  On  December 7, 1999,  the  Registrant  and its  subsidiaries,
VERSYSS Incorporated, Wismer*Martin, Inc., Integrated Health Systems, Inc. and PCN HP Venture Corp. (collectively, the "Sellers") entered into an asset purchase agreement (the "Asset Purchase Agreement") with Medical Manager Corporation ("Medical Manager") and its subsidiary, Medical Manager Health Systems, Inc. (the "Purchaser"). Pursuant to the Asset Purchase Agreement, the Sellers agreed to sell substantially all of their assets to the Purchaser for a purchase price consisting of $15.5 million in cash and $37.5 million in shares of the common stock of Medical Manager, subject to certain post-closing
adjustments,   plus  the  assumption  of  substantially  all  of  the  operating liabilities of the Sellers. The closing of the transaction is anticipated in the Spring of 2000. The Asset Purchase Agreement and the text of the press announcing this transaction are attached hereto as exhibits to this Current Report and are incorporated herein in their entirety by reference.

                  In connection with the above transaction, the Sellers voluntarily filed in the United States Bankruptcy Court for the District of New Jersey (i) on December 7, 1999, their respective petitions (the "Petitions") under Chapter 11 of the U.S. Bankruptcy Code, and (ii) on December 8, 1999, a Plan of Reorganization (the "Plan"). The Plan embodies the Asset Purchase Agreement and provides, among other things, for the payment in full of all of the Sellers' creditors and for the sale of the Sellers' assets to the Purchaser upon confirmation of the Plan. The Plan also provides for any proceeds of the transaction remaining after the payment of creditors and other expenses to be available for distribution to the Registrant's equity class. Such excess amount will not be finalized until confirmation of the Plan. The closing of the transaction contemplated by the Asset Purchase Agreement is subject to such confirmation of the Plan and to certain other customary conditions to closing. The Purchaser provided $1.5 million in financing to the Sellers prior to their filing of the Petitions and has also agreed to provide debtor-in-possession financing to the Sellers of up to $3.5 million to finance their operations during the bankruptcy proceeding.


ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
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                           (a)      Financial Statements.

                           Not applicable.

                           (b)      Pro Forma Financial Information.

                           Not applicable







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         (c)      Exhibits.
                  ---------

         Exhibit 1  --             Copy of Press Release dated December 7, 1999.

         Exhibit 2  --             Copy of Asset Purchase Agreement dated as of
                                   December 7, 1999, by and among Physician
                                   Computer Network, Inc., VERSYSS Incorporated,
                                   Wismer*Martin, Inc., Integrated Health
                                   Systems, Inc., PCN HP Venture Corp., Medical
                                   Manager Corporation, and Medical Manager
                                   Health Systems, Inc.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHYSICIAN COMPUTER NETWORK, INC.
                                                      (REGISTRANT)


Date: December 10, 1999                         By: /s/ Paul M. Antinori
                                                ---------------------
                                                    Paul M. Antinori
                                                    Vice President







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EXHIBIT INDEX


Exhibit 1  --                Copy of Press Release dated December 7, 1999.

Exhibit 2  --                Copy of Asset Purchase Agreement dated as of
                             December 7, 1999, by and among Physician Computer
                             Network, Inc., VERSYSS Incorporated, Wismer*Martin,
                             Inc., Integrated Health Systems, Inc., PCN HP
                             Venture Corp., Medical Manager Corporation, and
                             Medical Manager Health Systems, Inc.



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